Adirondack Small Cap Fund (ADKSX)

Data as of March 31, 2013

LIPPER FUND AWARDS 2013 UNITED STATES

Ranked Best Small Cap Value Fund for the
5 year period ending 12/31/12
3 year period ending 12/31/10

LIPPER FUND AWARDS 2011 UNITED STATES

Key Fund Facts

Ticker	ADKSX
Inception Date	April 6, 2005
Fund Assets	$120.1 M
Number of Holdings	75
Cusip	00688P103
NAV	$17.96
Investment Style	Small Value

Expenses

Gross Expense Ratio	1.51%
Net Expense Ratio* (Includes waivers)	1.48%
12b-1 Distribution Fees	None
Sales Load	None
Redemption Fees (On shares held for less than 30 days)	1.00%

* The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund's total annual operating expenses at 1.48% until July 31, 2013, subject to termination by the Fund on 60 days' written notice.

Investment Minimums

Regular Account.................. $3,000
Automatic Reinvestment.......... $50
IRA Account........................ $1,000

Fund Managers

Fund Managers	Start Date
Matthew P. Reiner	04/06/2005
Gregory Roeder	04/06/2005

Top Ten Holdings (% of net assets)

CNO Financial Group, Inc. 2.5%
Journal Communications, Inc. .2.3%
Emcor Group Inc. 2.3%
Trinity Biotech PLC. ADS. 2.3%
Allscripts Healthcare Solutions.2.2%
UNS Energy Corp. 2.1%
Genworth Financial Inc. 2.1%
Stewart Information Scvs Corp.2.0%
Owens & Minor Inc. 2.0%
Global Power Equipment Grp ..2.0%
Total % of portfolio.................21.8%

Investment Philosophy

At the Adirondack Small Cap Fund (ADKSX), we incorporate independent thinking, patience, and strict value criteria to choose companies as investments in the Fund.

As contrarians, we believe that the best opportunities are found in smaller companies that have fallen out of favor with investors. We look for companies that have good balance sheets, solid cash flows and highly motivated management teams with clear and measurable plans to return the business back to optimal operating performance.

We use a "middle-down" research approach which identifies attractive industries for investment, eventually paring down to the few companies in those industries that make attractive additions to the Fund.

By assembling a diverse portfolio of these opportunities, we believe we can offer our shareholders compelling risk-adjusted returns over the long run.

Performance Summary (as of March 31, 2013)

	YTD Return	One Year Return	3 Year Return Annualized	5 Year Return Annualized	Annualized Return Inception*
Adirondack Small Cap Fund (ADKSX)	11.6%	14.5%	13.0%	11.5%	9.5%
Russell 2000® Value Index	11.6%	18.2%	12.1%	7.3%	6.2%
Small Cap Value Peer Group**	12.3%	16.7%	12.0%	8.3%	N/A

* Inception date 4/6/2005
** According to Lipper Research

The Fund commenced operation on April 6, 2005. This data reflects past performance. Total return measures aggregate change. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. Please consider the investment objectives, risks, charges and expenses of The Adirondack Small Cap Fund before investing. For a prospectus containing details on risks, fees and expenses, please call 1-888-686-2729. Read it carefully before you invest. Current performance may be lower or higher than the performance data quoted.

Adirondack Research & Management, Inc.
2390 Western Avenue
Guilderland, NY 12084
www.adirondackfunds.com • 1-518-690-0470

Adirondack SMALL CAP FUND